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                                                                EXHIBIT 23.18

                                      CONSENT

     The undersigned hereby consents to the filing of its real estate appraisal for the property identified below as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated: July 31, 1998

Property:  Cypress Lakes                     SEDWAY GROUP


                                   By   /s/ Lynn M. Sedway
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                                   Print Name  Lynn M. Sedway
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                                   Title President, CEO, Principal
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